POWER OF ATTORNEY

Know all by these presents, that the

undersigned hereby constitutes and appoints

each of Heidi Miller, Patrick J. Maloney,

Peter Olson,  and Tanya Igess, signing singly,

the undersigneds true and lawful

attorney-in-fact to:

1. Execute for and on behalf of the

undersigned, in the undersigneds capacity

as an officer and/or director of

Morningstar, Inc. (Morningstar), Forms 3, 4

and 5 in accordance with Section 16(a) of

the Securities Exchange Act of 1934 and the

rules and regulations promulgated

thereunder;

2. Do and perform any and all acts for

and on behalf of the undersigned which may

be necessary or desirable to complete and

execute any such Form 3, 4 or 5, complete

and execute any amendment or amendments

thereto and timely file such form with the

United States Securities and Exchange

Commission and any national quotation

system, national securities exchange, stock

exchange or similar authority; and

3. Take any other action of any type

whatsoever in connection with the foregoing

which, in the opinion of such attorney-in-

fact, may be of benefit to, in the best

interest of or legally required by the

undersigned, it being understood that the

documents executed by such attorney-in-fact

on behalf of the undersigned pursuant to

this Power of Attorney shall be in such

form and shall contain such terms and

conditions as such attorney-in-fact may

approve in such attorney-in-facts

discretion.

The undersigned hereby grants to each such

attorney-in-fact full power and authority

to do and perform any and every act and

thing whatsoever requisite, necessary or

proper to be done in the exercise of any of

the rights and powers herein granted, as

fully to all intents and purposes as the

undersigned might or could do if personally

present, with full power of substitution or

revocation, hereby ratifying and confirming

all that such attorney-in-fact, or such

attorney-in-fact substitute or

substitutes, shall lawfully do or cause to

be done by virtue of this Power of Attorney

and the rights and powers herein granted.

The undersigned acknowledges that the

foregoing attorneys-in-fact, in serving in

such capacity at the request of the

undersigned, are not assuming, nor is

Morningstar assuming, any of the

undersigneds responsibilities to comply

with Section 16 of the Securities Exchange

Act of 1934.

This Power of Attorney shall remain in full

force and effect until the undersigned is

no longer required to file Forms 3, 4 and 5

with respect to the undersigneds holdings

of and transactions in securities issued by

Morningstar, unless earlier revoked by the

undersigned in a signed writing delivered

to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has

caused this Power of Attorney to be executed

as of this 15th day of November, 2019.

/s/ Bevin Desmond

Signature

Bevin Desmond

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